Exhibit 10.3

AMENDMENT TO PROMISSORY NOTE

THIS AMENDMENT TO PROMISSORY NOTE (this “Amendment”) is made by and among ACROSS AMERICA REAL ESTATE EXCHANGE, INC. (“Company”), and WESTMOUNTAIN PRIME, LLC (“Holder”), effective as of October 16, 2009.

RECITALS

A.           The Company executed that Promissory Noted dated as of October 16, 2008 (“Note”) in favor of Holder.

B.           The Company desires to extend the term of the Note, and Holder has agreed to such extension on the terms provided herein.

NOW THEREFORE, in consideration of the promises contained in the Note and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Maker, Guarantors, and Lender hereby agree as follows:

1.           The “Due Date”, as defined in Section one of the Note, is hereby changed from October 16, 2009 to October 16, 2010.

2.           Except as modified by this Amendment, the terms of the Note shall remain unchanged and in full force and effect.

ACROSS AMERICA REAL ESTATE EXCHANGE, INC.

By:	/s/ Brian L. Klemsz
Name: Brian L. Klemsz
Title: President

WESTMOUNTAIN PRIME, LLC

By:	/s/ Joseph Zimlich
Name: Joseph Zimlich
Title: Manager